     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 29, 1996
                                                           REGISTRATION NO. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                              ___________________

                              CYTOGEN CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                              22-2322400
(STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

       600 COLLEGE ROAD EAST, CN 5308, PRINCETON, NEW JERSEY 08540-5308
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                               _________________

                              CYTOGEN CORPORATION
                            1995 STOCK OPTION PLAN
                           (FULL TITLE OF THE PLAN)
                               _________________

                             MR. T. JEROME MADISON
             VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY
                              CYTOGEN CORPORATION
 600 COLLEGE ROAD EAST, CN 5308, PRINCETON, NEW JERSEY 08540-5308, TELEPHONE:
                                (609) 987-8200
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                (609) 987-8200
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               _________________

                                   Copy to:

                             JAMES J. MARINO, ESQ.
                            DECHERT PRICE & RHOADS
                          997 LENOX DRIVE, SUITE 210
                        LAWRENCEVILLE, NEW JERSEY 08648
                                (609) 520-3200
                               _________________

                        CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                    AMOUNT             PROPOSED            PROPOSED MAXIMUM
          TITLE OF                  TO BE          MAXIMUM OFFERING       AGGREGATE OFFERING      AMOUNT OF
SECURITIES TO BE REGISTERED      REGISTERED        PRICE PER SHARE (1)         PRICE (1)       REGISTRATION FEE
- -----------------------------------------------------------------------------------------------------------------
        Common Stock          2,100,000 shares           $7.5313          $15,815,730.00          $5,453.70
=================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with paragraph (h) of Rule 457 of the Securities Act of 1933, as amended, on the basis of the average of the high and low prices of the Common Stock reported on the Nasdaq National Market on May 22, 1996.

                               _________________

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

      This Registration Statement on Form S-8 relates to the registration of additional securities of the same class as other securities for which an earlier registration statement filed on Form S-8 relating to the 1995 Stock Option Plan is effective. Pursuant to the provisions of Paragraph E of the General Instructions to Form S-8, the contents of that earlier Registration Statement on Form S-8 (No. 33-63321) are hereby incorporated herein by reference.

ITEM 8.  EXHIBITS

Exhibit 4.1    Restated Certificate of Incorporation, as amended(1)
Exhibit 4.2    By-laws of Cytogen Corporation, as amended(1)
Exhibit 4.3    Specimen of Common Stock Certificate(2)
Exhibit 4.4    Cytogen Corporation 1995 Stock Option Plan(3)
Exhibit 5.1    Legal Opinion of Dechert Price & Rhoads
Exhibit 23.1   Consent of Arthur Andersen LLP
Exhibit 23.2   Consent of Dechert Price & Rhoads
Exhibit 24.1   Power of Attorney

_____________
(1) Filed as an exhibit to Form S-4 Registration Statement (No. 33-88612) and incorporated herein by reference.
(2) Filed as an exhibit to Amendment No. 1 to Form S-1 Registration Statement (No. 33-5533) and incorporated herein by reference.
(3) Filed as an exhibit to Annual Report on Form 10-K for the year ended December 31, 1995 (Commission File No. 0-14879) and incorporated herein by reference.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Princeton, and the State of New Jersey, on this 22nd day of May, 1996.

                              CYTOGEN CORPORATION



                              By:/s/ Thomas J. McKearn
                                 -------------------------
                                Thomas J. McKearn
                                President and Chief Executive
                                Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit 5.1     Legal Opinion of Dechert Price & Rhoads     Page

Exhibit 23.1    Consent of Arthur Andersen LLP                   Page

Exhibit 23.2    Consent of Dechert Price & Rhoads                (Included in Exhibit 5.1)

Exhibit 24.1    Power of Attorney                                (See Page 3)

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